UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2017

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2017, RAIT Financial Trust issued a press release regarding its earnings for the three and six months ended June 30, 2017. Additionally, RAIT Financial Trust is furnishing certain supplemental information with this report. Copies of such press release and such supplemental information are furnished as Exhibit 99.1 and Exhibit 99.2, respectively. The information in Items 2.02 and 7.01 of this report, including exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2017, acting on the recommendation of RAIT’s Nominating and Governance Committee, RAIT’s Board of Trustees (the “Board”) approved an amendment to RAIT’s Amended and Restated Bylaws (the “Bylaws”) to amend Section 1101 thereof in its entirety titled “Dividends.” The Board amended and restated Section 1101 of the Bylaws to more closely conform the provision relating to the declaration and payment of dividends to Maryland’s Real Estate Investment Trust (“REIT”) Law (Title 8 of the Corporations and Associations Article) (“the “Maryland REIT Law”). Pursuant to the Maryland REIT Law, there are no express statutory restrictions regarding dividends paid or distributions made by a REIT.  Accordingly, consistent with the Maryland REIT Law, Section 1101 of the Bylaws has been amended and restated  to (i) remove a prohibition on the Board declaring, and the Trust paying, dividends if RAIT is (or such payment causes RAIT to become) insolvent, and (ii) provide that, from time to time, the Board may declare, and the Trust may pay, dividends on its outstanding shares, except when the declaration or payment thereof would be contrary to any provision of applicable law, including the Maryland REIT Law, or any restriction contained in RAIT’s Declaration of Trust.  The foregoing description of the amendment to Section 1101 of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment to the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed (3.1) and furnished (99.1 and 99.2) as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

August 8, 2017	By:	/s/ Paul W. Kopsky, Jr.

Name: Paul W. Kopsky, Jr.
Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1 99.1	Second Amendment to the Bylaws of RAIT Financial Trust Press Release
99.2	Supplemental Information